SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 29, 2026
Date of Report
(Date of Earliest Event Reported)

Pinnacle Financial Partners, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	001-43038	39-3738880
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Overton Park Drive, Atlanta, Georgia 30339
(Address of principal executive offices) (Zip Code)

(706) 641-6500
(Registrant’s telephone number, including area code)

__________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PNFP	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	PNFP - PrA	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	PNFP - PrB	New York Stock Exchange
Depositary Shares, each representing 1/40 interest in a Share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock Series C	PNFP - PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 29, 2026, Pinnacle Financial Partners, Inc. (formerly Steel Newco Inc.), a Georgia corporation (the “Company”), Pinnacle Bank and Robert A. McCabe, Jr. entered into an amendment (the “Second Amendment”) to the letter agreement by and among Pinnacle Financial Partners, Inc., a Tennessee corporation (“Legacy Pinnacle”), Pinnacle Bank and Mr. McCabe, dated as of July 24, 2025, as amended on January 14, 2026. The Second Amendment provides for the extension of the term of Mr. McCabe’s service as Chief Banking Officer and Vice Chair of the Board from December 31, 2026 to December 31, 2027. The Second Amendment also provides that, during the two-year period in which Mr. McCabe serves as consultant to the Company following his service as Chief Banking Officer and Vice Chair of the Board, Mr. McCabe will receive an annual fee of $1,150,000.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On July 29, 2026, the board of directors of the Company approved an amendment to the Company’s bylaws effective July 29, 2026 (the “Bylaw Amendment”). The Bylaw Amendment amends certain governance provisions to provide for the extension of Mr. McCabe’s term as Chief Banking Officer and Vice Chair of the Board, as more fully described above.

The foregoing description of the Bylaw Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits

	Exhibit No.	Description

	3.1	Amendment to Bylaws of Pinnacle Financial Partners, Inc.

	10.1	Second Amendment to Letter Agreement by and among Robert A. McCabe, Jr., Pinnacle Financial Partners, Inc., and Pinnacle Bank dated as of July 29, 2026

	104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Pinnacle Financial Partners, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

Date: July 30, 2026	By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President and Chief Legal Officer